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EXHIBIT 10.21

                                 EXECUTION COPY
                           AMENDMENT AND RESTATEMENT

         AMENDMENT AND RESTATEMENT, dated as of November 9, 1999 (this "Amendment"), to the Amended and Restated Purchase and Sale Agreement, dated as of March 18, 1999 (as hereto amended, modified or otherwise supplemented, the "Purchase and Sale Agreement"), among RAYTHEON AIRCRAFT RECEIVABLES CORPORATION, a Kansas corporation (the "Seller"), RAYTHEON AIRCRAFT CREDIT CORPORATION ("Raytheon Credit"), as Servicer (as defined therein), the financial institutions and special purpose corporations from time to time parties thereto (the "Purchasers"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Managing Facility Agent (in such capacity, the "Managing Facility Agent") and Documentation Agent for the Purchasers, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and THE CHASE MANHATTAN BANK, as Co-Administrative Agents for the Purchasers (each in such capacity, a "Co-Administrative Agent"), THE CHASE MANHATTAN BANK, as Syndication Agent (in such capacity, the "Syndication Agent"), CITIBANK, N.A. and CREDIT SUISSE FIRST BOSTON, as Co-Syndication Agents (each in such capacity, a "Co-Syndication Agent"), THE CHASE MANHATTAN BANK, as sole Book Manager and Lead Arranger, and each Administrative Agent referred to therein.

                              W I T N E S S E T H:


         WHEREAS, pursuant to the Purchase and Sale Agreement, the Purchasers have agreed to purchase, and have purchased, certain Receivables from the Seller;

         WHEREAS, the Seller has requested that the Purchasers, the Managing Facility Agent and the Co-Administrative Agents amend the Purchase and Sale Agreement in certain ways; and

         WHEREAS, the Purchasers, the Seller, the Servicer, the Managing Facility Agent, the Co-Administrative Agents, RAC and Raytheon desire to amend the Purchase and Sale Agreement in the manner specified herein.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Terms defined in the Purchase and Sale Agreement and used herein shall have the meanings given to them in the Purchase and Sale Agreement.

                  2. Amendments to Subsection 1.1 of the Purchase and Sale Agreement. (a) Subsection 1.1 of the Purchase and Sale Agreement is hereby amended by deleting therefrom the definitions of the following defined terms in their respective entireties and inserting in lieu thereof the following new definitions in their proper alphabetical position:
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                  "Consolidated Net Income": for any period, the consolidated net income (or deficit) of Raytheon and its consolidated Subsidiaries for such period, determined in accordance with GAAP; provided that (i) for the fiscal quarter of Raytheon and its consolidated Subsidiaries ending December 31, 1997, such Consolidated Net Income shall be increased by $327,100,000 representing a restructuring charge taken in connection with Raytheon's acquisition of Hughes Aircraft Company, (ii) for the fiscal quarter of Raytheon and its consolidated Subsidiaries ending September 27, 1998, such Consolidated Net Income shall be increased by $284,000,000 representing restructuring charges and a write-down in investments taken in such fiscal quarter and (iii) for the fiscal quarter of Raytheon and its consolidated Subsidiaries ending October 3, 1999, such Consolidated Net Income shall be increased by $144,000,000 representing restructuring charges and other non-recurring charges.

                  "Debt Rating": at any date of determination, Raytheon's long-term unsecured senior debt rating, determined in accordance with the following:

         (a) for purposes of determining Debt Rating as used in the definition of "Rating Adjustment",

(i) if on any date on which a Debt Rating is to be determined, only two of Moody's, S&P and Duff are providing long-term unsecured senior debt ratings for Raytheon and such ratings are no more than one rating level apart (e.g., the difference between B and B+ being one rating level), the Debt Rating will be the lower of such ratings,

(ii) if on any date on which a Debt Rating is to be determined, only two of Moody's, S&P and Duff are providing long-term unsecured senior debt ratings for Raytheon but such ratings are more than one rating level apart, the Debt Rating will be one rating level higher than the lower of such ratings so provided,

(iii) if on any date on which a Debt Rating is to be determined, each of Moody's, S&P and Duff is providing long-term unsecured senior debt ratings for Raytheon, the Debt Rating will be the lower of the two highest of the three ratings so provided, and

(iv) if on any date on which a Debt Rating is to be determined, only one of Moody's, S&P and Duff is providing a long-term unsecured senior debt rating for Raytheon, the Debt Rating will be Raytheon's long-term unsecured senior debt rating as provided by such rating agency; and

         (b) for all other purposes, if on any date on which a Debt Rating is to be determined, any one, two or all three of Moody's, S&P and Duff are providing long-term unsecured senior debt ratings for Raytheon, the Debt Rating will be the lowest of the ratings (or the rating, in the case of a rating by only one of Moody's, S&P and Duff) so provided.

A debt rating shall be deemed to be in effect on the date of announcement or publication by the applicable rating agency. References in this Agreement to alphabetical rating classifications are references to the S&P/Moody's ratings. For purposes of clauses (a) and (b) above, the ratings of Duff shall be the rating provided by Duff which is comparable to the S&P alphabetical classification. Notwithstanding the foregoing, the Seller and the Required Purchasers may at any time and from time to time agree to utilize a rating agency other than Moody's, S&P or Duff to determine the Debt Rating, in which case the Debt Rating shall be such levels as quoted by such rating agencies as, in each case, the Seller and the Purchasers, by unanimous consent, shall agree.

                  "Discount Event":  any time on or prior to the Expiration
Date when Raytheon's Debt Rating is lower than either BBB- or the equivalent thereof.
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                  "Rating Adjustment": the increase in (i) the Applicable Margin for any Accrual Period and (ii) the Interbank Rate applicable for any Special Settlement Date Accrual Period, as applicable, to be applied if Raytheon's Debt Rating is at the levels set forth below on the last day of the immediately preceding Accrual Period:
                                                       Applicable Margin and
                  Debt Rating                          Interbank Rate Increase

                  A+ or A1                                    .030%
                  A or A2                                     .065%
                  A- or A3                                    .100%
                  BBB+ or Baa1                                .125%
                  BBB or Baa2                                 .225%
                  below BBB or Baa2 or not rated              .500%

                  "Rating Event": any time when (a) Raytheon's Debt Rating is below BBB- or the equivalent thereof, or if for any reason Raytheon's long-term senior unsecured debt is not rated (whether by reason of suspension or withdrawal of a rating, or otherwise) or (b) an Amortization Event described in subsection 8.1(o) shall have occurred and be continuing.

                  "Remittance Event": any time Raytheon's Debt Rating is below BBB- or the equivalent thereof, or if for any reason Raytheon's long-term senio unsecured debt is not rated (whether by reason of suspension or withdrawal of a rating, or otherwise).

                  (b) Clause (t) of the definition of "Eligible Receivables" is hereby amended by deleting the phrase "BBB/Baa2" appearing therein and by inserting, in lieu thereof, the phrase "BBB- or the equivalent thereof".

               3. Amendments to Subsection 2.7 of the Purchase and Sale Agreement. Subsection 2.7 of the Purchase and Sale Agreement is hereby amended by deleting the phrase "BBB/Baa2" in clause (viii) and "BBB or Baa2" in clause
(xvi) and by inserting, in lieu thereof in each such clause, the phrase "BBB- or the equivalent thereof".

               4. Amendments to Subsection 8.1 of the Purchase and Sale Agreement. Subsection 8.1 of the Purchase and Sale Agreement is hereby amended by deleting paragraph (h) thereof and inserting in lieu thereof the following paragraph:

                  "(h) as of the last day of any of Raytheon's fiscal quarters ending on or prior to the Expiration Date, the Interest Coverage Ratio for the period of four consecutive fiscal quarters then ending shall be less than 2.4 to
1.0 for such four-quarter period."

               5. Affirmation of Repurchase Agreement. RAC hereby consents to the amendments to the Purchase and Sale Agreement set forth herein and reaffirms its obligations under the Repurchase Agreement.

               6. Affirmation of Guarantee. The Guarantor hereby consents to the amendments to the Purchase and Sale Agreement set forth herein and reaffirms its obligations under the Guarantee.

               7. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Seller, the Servicer, RAC, Raytheon, the Managing Facility Agent, each Co-Administrative Agent and the Required Purchasers shall have executed and delivered this Amendment to the Managing Facility Agent.
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               8.  Representation and Warranties. (a) By the Seller. To induce the Managing Facility Agent, the Co-Administrative Agent and the Purchasers to enter into this Amendment, the Seller hereby represents and warrants to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers as of the Amendment Effective Date that:

     (i) Reaffirmation. As of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 4 of the Purchase and Sale Agreement and Sections 3.1(b) and 3.2 of the Intercompany Purchase Agreement are true and correct in all material respects; and

     (ii) No Amortization Event. After giving effect to this Amendment, no Amortization Event shall have occurred and be continuing.

                  (b) By the Servicer. To induce the Managing Facility Agent, the Co-Administrative Agent and the Purchasers to enter into this Amendment, the Servicer hereby represents and warrants to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers as of the Amendment Effective Date that:

     (i) Reaffirmation. As of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 4 of the Purchase and Sale Agreement and Sections 3.1(b) and 3.2 of the Intercompany Purchase Agreement are true and correct in all material respects; and

     (ii) No Amortization Event. After giving effect to this Amendment, no Amortization Event shall have occurred and be continuing.

                  (c) By RAC. To induce the Managing Facility Agent, the Co-Administrative Agent and the Purchasers parties hereto to enter into this Amendment, RAC hereby represents and warrants to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers as of the Amendment Effective Date that as of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Repurchase Agreement are true and correct in all material respects.

                  (d) By Raytheon. To induce the Managing Facility Agent, the Co-Administrative Agent and the Purchasers to enter into this Amendment, Raytheon hereby represents and warrants to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers as of the Amendment Effective Date that as of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Guarantee are true and correct in all material respects.

               9. Payment of Expenses. Raytheon agrees to pay or reimburse the Managing Facility Agent and each Co-Administrative Agent for all its respective out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Amendment and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Managing Facility Agent and the Co-Administrative Agents.

              10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Seller and the Managing Facility Agent.
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              11. Severability; Headings. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

              12. Continuing Effect of Other Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Purchase and Sale Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Seller or the Servicer that would require a waiver or consent of the Purchasers, the Managing Facility Agent or the Co-Administrative Agents. Except as expressly amended, modified and supplemented hereby, the provisions of each Purchase Document and the other documents executed pursuant to the Purchase Documents are and shall remain in full force and effect.

              13. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

RAYTHEON AIRCRAFT RECEIVABLES CORPORATION, as Seller

By:
 Title:

RAYTHEON AIRCRAFT CREDIT CORPORATION,
as Servicer

By:
Title:

RAYTHEON AIRCRAFT COMPANY

By:
Title:

RAYTHEON COMPANY, as Guarantor

By:
Title:

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Managing Facility Agent and Co-Administrative Agent

By:
Title:
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THE CHASE MANHATTAN BANK,
as Co-Administrative Agent and Syndication Agent

By:
Title:

SPC:  RECEIVABLES CAPITAL CORPORATION

By:
Title:

SPC BANK:  BANK OF AMERICA, N.A.

By:
Title:

BANK OF MONTREAL

By:
Title:

THE BANK OF NEW YORK

By:
Title:

SPC:  BANNER RECEIVABLES CORPORATION

By:
Title:

SPC BANK: BANK OF TOKYO -  MITSUBISHI, LTD.

By:
Title:

BANQUE NATIONALE DE PARIS

By:
Title:

By:
Title:

PARIBAS

By:
Title:

By:
Title:

BAYERISCHE LANDESBANK

By:
Title:

By:
Title:
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CANADIAN IMPERIAL BANK OF COMMERCE,
NEW YORK AGENCY

By:
Title:

THE CHASE MANHATTAN BANK

By:
Title:

SPC:  CHARTA CORPORATION

By:   CITICORP NORTH AMERICA, INC.,
      as Attorney-in-Fact

By:
Title:

SPC BANK: CITIBANK, N.A.

By:
Title:

SPC: FOUR WINDS FUNDING CORPORATION

By:  Commerzbank AG, New York Branch,
     as Attorney-in-Fact

By:
Title:

By:
Title:

SPC BANK: COMMERZBANK AG, NEW YORK BRANCH

By:
Title:

By:
Title:

SPC: ALPINE SECURITIZATION CORP.

By:  CREDIT SUISSE FIRST BOSTON,
     NEW YORK BRANCH, as Attorney-in-Fact

By:
Title:

By:
Title:

SPC BANK:  CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH

By:
Title:

By:
Title:
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DEN DANSKE BANK AKTIESELSKAB, CAYMAN ISLANDS
BRANCH

By:
Title:

By:
Title:

SPC:  FALCON ASSET SECURITIZATION CORPORATION

By:
Title:

SPC BANK:  BANK ONE NA (CHICAGO BRANCH)

By:
Title:

FLEET NATIONAL BANK

By:
Title:

THE INDUSTRIAL BANK OF JAPAN, LIMITED, NEW YORK BRANCH

By:
Title:

SPC:  THREE RIVERS FUNDING CORPORATION

By:
Title:

SPC BANK: MELLON BANK, N.A.

By:
Title:

SPC:  DELAWARE FUNDING CORPORATION

By:   Morgan Guaranty Trust Company of New York,
      as Attorney-in-Fact for Delaware Funding
      Corporation

By:
Title:

SPC BANK: MORGAN GUARANTY TRUST COMPANY OF NEW YORK

By:
Title:
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                                       9

WACHOVIA BANK OF GEORGIA, N.A.

By:
Title:

SPC:  QUINCY CAPITAL CORPORATION

By:
Title:

SPC BANK:  WESTDEUTSCHE LANDESBANK
           GIROZENTRALE, NEW YORK BRANCH

By:
Title:

By:
Title:

SPC: EAGLEFUNDING CAPITAL CORP.

By:
Title:

SPC BANK: BANKBOSTON, N.A.

By:
Title:

SOCIETE GENERALE

By:
Title:

SPC:  VARIABLE FUNDING CAPITAL CORPORATION

By:  First Union Capital Markets, a division of Wheat
     First Security Inc., as attorney-in-fact

By:
Title:

SPC BANK:  FIRST UNION

By:
Title:



SPC: ATLANTIC ASSET SECURITIZATION CORP.

By:  CREDIT LYONNAIS NEW YORK BRANCH,
     as Attorney-in-Fact

By:
Title:
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SPC BANK: CREDIT LYONNAIS NEW YORK BRANCH

By:
Title:

KBC BANK

By:
Title:

By:
Title:

SPC:  BAVARIA UNIVERSAL FUNDING CORPORATION

By:
Title:

SPC BANK:  BAYERISCHE HYPO-UND VEREINSBANK AG

By:
Title:

By:
Title:

DEUTSCHE BANK AG, NEW YORK A/O CAYMAN ISLAND BRANCHES

By:
Title:

By:
Title:

BANCA COMMERCIALE ITALIANA

By:
Title:

By:
Title:

BANCA POPOLARE DI MILANO

By:
Title:

By:
Title:

SAN PAOLO IMI (BAHAMAS)

By:
Title:

WELLS FARGO BANK, N.A.

By:
Title: